UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                   FORM 8-K/A


                                 CURRENT REPORT




                     PURSUANT TO SECTION 13 OR 15(d) of the
                         SECURITIES EXCHANGE ACT OF 1934


                          Date of Report: March 1, 2005

                            Basic Empire Corporation
                         ------------------------------

             (Exact name of registrant as specified in its charter)

                                    Delaware
                 (State or other jurisdiction of incorporation)

        0-49608                                          75-2955368

(Commission File Number)                    (IRS Employer Identification Number)



                         Room 511, 5/F., Wing On Plaza,
                          62 Mody Road, Tsim Sha Tsui,
                               Kowloon, Hong Kong.
                    (Address of principal executive offices)

                                 +852 6555 1799
              (Registrant's telephone number, including area code)


       Former Address of Registrant: 12890 Hilltop Road, Argyle, TX 76226
          (Former name or former address, if changed since last report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (See General Instruction A.2. below):


[_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[_]  Pre-commencement   communications  pursuant  to  Rule  14d-2(b)  under  the
     Exchange Act (17 CFR 240.14d-2(b))

[_]  Pre-commencement   communications  pursuant  to  Rule  13e-4(c)  under  the
     Exchange Act (17 CFR 240.13e-4(c))

EXPLANATION FOR AMENDMENT: Basic Empire Corporation is filing this Form 8-K/A in order to amend its Current Report on Form 8-K dated and filed on February 3, 2005 (the "February 3, 2005 Form 8-K"). The February 3, 2005 Form 8-K reported that Basic Empire Corporation had dismissed S.W. Hatfield, CPA (SWHCPA) ("SW") as the principal accountant engaged to audit the financial statements of BEC. This amendment is being filed to disclose additional information in Item 4.01 to conform to Item 304 of Regulation S-B and to file an updated Exhibit 16.1.

Item 1.01  Entry into a Material Definitive Agreement

         BEC, Tailong Holdings and Tailong Holdings Stockholders
         -------------------------------------------------------

        On December 25, 2004, Basic Empire Corporation, a Delaware corporation ("BEC"); China Tailong Holdings Company Ltd., a corporation organized under the laws of Hong Kong Special Administrative Region of People's Republic of China ("Tailong Holdings"); and each of the stockholders of Tailong Holdings (the "Tailong Holdings Stockholders") entered into an Agreement and Plan of Reorganization as amended, (the "Agreement"), a copy of which is attached as an exhibit to this report. Pursuant to the Agreement, the Reorganization (as defined below) closed on the date the Form 8-K was filed which was February 3, 2005. Except as contemplated by the Agreement, there are no material relationships between BEC or its affiliates and any of the other parties to the Agreement.

         The Agreement provides for the acquisition by BEC from the Tailong Holdings Stockholders of all of the issued and outstanding common stock of Tailong Holdings (the "Tailong Holdings Shares") in exchange for 10,606,158 shares of newly issued restricted (as defined in Rule 144 of the Securities Act of 1933, as amended) common stock of BEC (the "Reorganization"). The Reorganization will be accounted for as a reverse merger and recapitalization of Tailong Holdings, which will be deemed the accounting acquirer.

         In accordance with the Agreement, on the Effective Date, as defined in the Agreement, the current director and chief executive officer, Timothy P. Halter, resigned as a director and officer of BEC and was replaced by the following directors and officers nominated by Tailong Holdings: Chang Yu, Director, President, Chief Executive Officer and Secretary; Peng Lijun, Chief Financial Officer.

         The   Agreement   also   contains,   among   other   things,   standard
representations, warranties, and covenants.

         Private Placement
         -----------------

         On February 3, 2005, and following consummation of the reorganization transaction BEC completed the sale of 590,283 shares of its restricted common stock (the "Private Placement Shares") for $1.6941 per share for a total of $1,000,000 to accredited investors pursuant to stock purchase agreements (each a "Purchase Agreement"), the form of which is attached as an exhibit to this report. BEC's stock closed at $0.10 on February 3, 2005 on the OTC Bulletin Board. BEC's new Board of Directors accepted the terms for the sale of the Private Placement Shares after pursuing all financing alternatives.

         Under the Purchase Agreement, (i) BEC shall file a registration statement within 30 days of the closing of the Purchase Agreeement with the Securities and Exchange Commission ("SEC") covering the resale of the subject shares of BEC's common stock; (ii) the purchasers can require BEC to repurchase any or all of the Private Placement Shares acquired by the purchasers at the price per share paid by the purchasers thereunder at any time until the date on which the registration statement is filed by BEC for the Private Placement Shares; (iii) the purchasers shall, collectively, have the right to designate one member of BEC's Board of Directors who shall serve as its Vice Chairman;
(iv) all representations, warranties, covenants, and agreements contained in the Purchaser Agreement shall survive the Closing; (v) BEC represented to the purchasers that it's after tax net income for BEC's 2004 fiscal year shall be at least $3,300,000. In the event that BEC does not generate net income of at least $3,300,000 for its 2004 fiscal year, BEC shall issue to the purchasers additional shares as set forth in the Purchase Agreement; (vi) BEC represented to the purchasers that it's after tax net income for BEC's 2005 fiscal year shall be at least $3,800,000. In the event that BEC does not generate net income of at least $3,800,000 for its 2005 fiscal year, BEC shall cause certain controlling shareholders of BEC to forfeit shares owned by them and such shares shall then be treasury shares of the Company; and (vii) BEC entered into an escrow agreement with the purchasers which sets forth certain obligations of BEC in order receive the purchase price for the Private Placement Shares.

         The foregoing description does not purport to be a complete statement of the parties' rights and obligations under the Purchase Agreement and the transactions contemplated thereby or a complete explanation of the material terms thereof.

Item 2.01  Completion of Acquisition or Disposition of Assets

         The information set forth above in "Item 1.01- Entry into Material Definitive Agreement" is incorporated herein by this reference.

         Pursuant to the Agreement, BEC received from the Tailong Holdings Stockholders all of the Tailong Holdings Shares. Tailong Holdings' primary asset is its 90% ownership of Pacific Dragon Fertilizers Ltd. ("Pacific Dragon"), whose business is described below.

         BEC and Its Predecessors
         ------------------------

         BEC was originally incorporated on January 5, 1925 under the laws of the State of Nevada as Argyle Mining Company for the development of mining claims. Throughout BEC's existence, it has experienced several corporate name changes as follows: Argyle Corporation in January 1960; Basic Empire in November 1963; and Basic Empire Corporation in December 1976. In 1970, BEC experienced a change in control and focused its business activities on the development of properties in Southern California. None of these efforts were successful and BEC has been dormant since 1986. BEC has had no operations since 1986, and had no cash or liabilities at the date of acquisition of Talong Holdings other than cash in the amount of $190,000 that was received by selling certain shares of restricted common stock to Halter Financial Group, Inc. on May 25, 2004.

         On July 19, 2004, BEC filed an Information Statement on Schedule 14C pursuant to Section 14(c) of the Securities Exchange Act of 1934, as amended, giving notice that BEC intended to merge with and into its newly formed, wholly-owned Delaware subsidiary of the same name for the purpose of changing BEC's corporate domicile from Nevada to Delaware. This reincorporation and change in domicile was effective on August 10, 2004.

         As a result of the Reorganization, BEC will continue the business operations of Tailong Holdings.

         Tailong Holdings
         ----------------

         Tailong Holdings was established on October 27, 2003 in Hong Kong Special Administrative Region ("HK") of People's Republic of China ("China"). On October 9, 2004, Tailong Holdings acquired 90% of Pacific Dragon, which conducts Tailong Holdings' only business operation.

         Pacific Dragon is a foreign invested enterprise established in China on May 20, 1994. At the time of its establishment, Pacific Dragon was a "contractual joint venture" as defined in China's laws on foreign invested enterprises. The three joint venturers were Harbing Yinlong Co. Ltd. ("Yinlong"), a Chinese domestic company, Beijing Taiming Useful Technology Institute ("Taiming"), a Chinese domestic company, and Cathay-Pacific Enterprises Ltd. (CPE), a Canadian company. Yinglong contributed $228,000, Taiming contributed a patent with a value of $140,000 and CPE contributed US$150,000 to the registered capital of the contractual joint venture. Of the total registered capital, Yinlong contributed 43%, Taiming contributed 27% and CPE contributed 30%. Yinlong, Taiming and CPE, also agreed that any profits from Pacific Dragon would be distributed 41%, 10%, and 49%, respectively.

         On June 8, 2004, Tailong Holdings and the three joint venturers of Pacific Dragon entered into a Transfer of Capital Contribution and Profit Agreement (the "Transfer Agreement"). Under this Transfer Agreement, CPE transferred all its 30% capital contribution and 49% profit sharing right in Pacific Dragon to Tailong Holdings; Taiming transferred all of its 27% capital contribution and 10% profit sharing right in Pacific Dragon to Tailong Holdings; and Yinlong transferred 33% of its capital contribution and 31% of its profit sharing right in Pacific Dragon to Tailong Holdings. As a result of this transfer, Pacific Dragon had only two equity holders: Tailong Holdings, which held 90% of equity interest in Pacific Dragon, and Yinlong, which held a 10% equity interest in Pacific Dragon, and the profit sharing ratio in Pacific Dragon between the two equity holders, Tailong Holdings and Yinlong, is 90% and 10%, respectively. A copy of the Transfer Agreement is attached as an exhibit to this report.

         Upon the execution of the Transfer Agreement and as of October 9, 2004, Pacific Dragon changed its status to become an "equity joint venture" as defined in China's laws on foreign invested enterprises. Its legal structure is similar to a limited liability company organized under state laws in the United States. The Articles of Association provide for a term of 15 years with registered capital of US$500,000 Agreement and a copy is attached as an exhibit to this report.

         Pacific Dragon engages in the business of manufacturing and marketing a series of compound liquid fertilizer products, including a series of liquid organic fertilizers and crop-specific fertilizers. The products have various types, among which, most commonly used are "LvLingBao II" and "LvLingBao III", "Tailong Liquid Fertilizer I" and other crop special fertilizers customized by the company according to its clients' specifications. All of the products are residue and hormone free and can be used in organic agricultural production. Pacific Dragon has established an annual production capacity of 5000 Metric Tons of liquid compound fertilizers in Heilongjiang Province of China.

         These products are then marketed and sold to farmers throughout the 11 provinces of China. Currently 46.55 % of fertilizer sales are made through about ten distributors.

         Pacific Dragon owns the Chinese trademark of "Tailong", No 836192, until May 6, 2006. It also obtained an Official Registration of Fertilizer Certificate No. 218, issued by the Ministry of Agriculture of China which expires in December 2007. A trademark extension may be obtained before the expiration date.

         Pacific Dragon conducts on-going research and development to further improve existing products and develop new compound fertilizers. It conducts soil and vegetation surveys on a regular basis and provides technical support to customers. Prior to the launching of any new compound fertilizers, testing fields are established and data are collected for further studies. The tests are conducted in collaboration with customers and the test results are certified by customers. Some research work is done in close cooperation with universities and governmental research labs and branches such as Heilongjiang Soil and Fertilizer Station and institutions under the China Academy of Agricultural Science.

         Principles Followed in Determining Consideration
         ------------------------------------------------

         The consideration for the Reorganization was determined through arms length negotiations between the management of BEC and Tailong Holdings. The criteria followed in determining the consideration include the relative value of the assets of Tailong Holdings, Tailong Holdings' present and past business operations, and the future potential of Tailong Holdings, Tailong Holdings' management, and the potential benefit to the shareholders of BEC.

Item 3.02 Unregistered Sales of Equity Securities

The information set forth above in "Item 1.01- Entry into Material Definitive Agreement" is incorporated herein by this reference.

         BEC, Tailong Holdings and Tailong Holdings Stockholders
         -------------------------------------------------------

         BEC issued 10,606,158 restricted shares of common stock (as defined in Rule 144 of the Securities Act of 1933, as amended) to Tailong Holdings Stockholders in exchange for all of the Tailong Holdings Shares. No underwriter participated in the transaction. The transaction was exempt from registration under the Securities Act of 1933, as amended, based upon the provisions of Regulation S and Section 4(2) promulgated thereunder. The issuance was made in an "offshore transaction" as defined in Regulation S, to a person other than a "U.S. Person." The Tailong Holdings Stockholders represented to BEC that they would resell the Tailong Holdings Shares only in accordance with Regulation S, and the certificates evidencing the Tailong Holdings Shares bear a legend restricting transfer except pursuant to Regulation S.

         Private Placement
         -----------------

         The Private Placement Shares were issued to accredited investors in a private placement transaction exempt from registration under the Securities Act of 1933, as amended, pursuant to Rule 506 of Regulation D promulgated thereunder. The purchasers had access to all relevant information necessary to evaluate the investment, and represented to BEC that the securities were being acquired for investment purposes.

         The Private Placement Shares have not been registered under the Securities Act of 1933, as amended, or applicable state securities laws and may not be offered or sold in the United States absent registration under the Securities Act of 1933, as amended, and applicable state securities laws or an applicable exemption from registration requirements. BEC has agreed to file a registration statement with the SEC covering the resale of the subject shares of BEC's common stock underlying such securities within 30 days of the Closing of the Reorganization.

Item 4.01 Changes in Registrant's Certifying Accountant

        Effective on January 26, 2005, S.W. Hatfield, CPA (SWHCPA) ("SW") was dismissed as the principal accountant engaged to audit the financial statements of BEC.

        The reports of SW on the financial statements for the fiscal years ended December 31, 2003 and 2002 contained no adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principle, except that the report on the financial statements of BEC for the fiscal year ended December 31, 2003 and 2002 contained an explanatory paragraph related to substantial doubt about BEC's ability to continue as a going concern.

        In connection with its audits for the fiscal years ended December 31, 2003 and 2002 and through January 26, 2005, there have been no disagreements with SW on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements if not resolved to the satisfaction of SW would have caused them to make reference thereto in their reports on the financial statements for such years.

        During the fiscal years ended December 31, 2003 and 2002 and through January 26, 2005, there have been no reportable events (as defined in Regulation S-B Item 304(a)(1)(iv)) ("Regulation SB").

         BEC has requested SW to furnish it with a letter addressed to the SEC stating whether it agrees with the statements made above by BEC. A copy of such letter, dated March 1, 2005, is filed with this Form 8-K/A.

         Effective on January 26, 2005, BEC engaged Weinberg & Co., P.A. whose address is 1925 Century Park East, Suite 1120, Los Angeles, CA, 90067, to audit BEC's financial statements. During BEC's most recent fiscal year, and the subsequent period prior to such appointment, BEC has not consulted the newly engaged accountant regarding the application of accounting principals to a specified transaction or the type of audit opinion that might be rendered on BEC's financial statements, nor on any matter that was either the subject of a disagreement or a reportable event.

         The Board of Directors of BEC approved the change in accountants described herein on January 26, 2005.

Item 5.01 Changes in Control of Registrant

         The information set forth above under "Item 2.01 -Completion of Acquisition or Disposition of Assets" is incorporated herein by this reference.

         Identity of Persons Acquiring Control of the Registrant
         -------------------------------------------------------

         Pursuant to the Agreement and on the Effective Date as defined in the Agreement, as consideration for the exchange of the Tailong Holdings Shares, BEC issued 10,606,158 restricted shares of its common stock to the Tailong Holdings Stockholders, representing 90% of the issued and outstanding common stock of BEC following the time of the issuance. There are currently 11,784,620 issued and outstanding shares of common stock of the reorganized BEC. Four shareholders now have majority control of BEC, namely Chang Yu, Teng Xiao Yong, Wong Tak Shing Eddie, and China Tailong Group Limited ("Group Limited"). In addition, Chang Yu, the President, Tsoi Tik Man, the Vice President and Liang Tao own 65%, 30% and 5% of Group Limited respectively. The new sole director of the reorganized BEC is Chang Yu.

         The following table sets forth the beneficial ownership of persons who owned more than five percent of BEC's common capital stock following the closing of the Reorganization and the share holdings of the new members of management, based on 11,784,520 outstanding shares of common stock.

----------------------- ------------------------ ----------- -------------------
Name                    Positions Held           Percentage  Number of Shares
                                                 Held        Beneficially Owned
----------------------- ------------------------ ----------- -------------------
Chang Yu (1)            Director/President/      81%         9,545,544
                        CEO/Secretary

----------------------- ------------------------ ----------- -------------------
Teng Xiao Yong          Vice President           4.5%        530,308
----------------------- ------------------------ ----------- -------------------
Wong Tak Shing Eddie    Vice President           4.5%        530,308
----------------------- ------------------------ ----------- -------------------
China Tailong Group     None                     72%         8,484,926
Ltd.
----------------------- ------------------------ ----------- -------------------
Peng Lijun              Chief Financial Officer  0%          0
----------------------- ------------------------ ----------- -------------------

----------------------- ------------------------ ----------- -------------------
Tsoi Tik Man (2)        Vice President           0%          0
----------------------- ------------------------ ----------- -------------------
Halter Financial        None                     6%          714,285
Group, Inc. (3)
----------------------- ------------------------ ----------- -------------------
Timothy P. Halter (3)   None                     6.8 %       803,570
----------------------- ------------------------ ----------- -------------------

(1) Includes 1,060,618 shares of common stock held by Chang Yu as an individual and 8,484,926 shares of common stock of Group Limited in which Chang Yu owns 65% of such entity.

(2)Tsoi Tik Man holds no shares of common stock as an individual; however, Mr. Tsoi does own 30% of Group Limited which owns 8,484,926 shares of common stock of BEC.

(3) Includes 714,285 shares of common stock owned by Halter Financial Group, Inc., and 89,285 shares of common stock owned by Timothy P. Halter owner of Halter Financial Group, Inc.

(4) This table excludes the private placement shares and any additional shares, if any, to be issued pursuant to the purchase agreement.

         Former Controlling Shareholders
         -------------------------------

         As a result of the Reorganization, Halter Financial Group, Inc. ("HFG") now holds approximately 6% of the total shares of BEC common stock issued and outstanding. Prior to the Reorganization, HFG owned approximately 60% of BEC.

Item 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers

         On the Effective Date, Timothy P. Halter, BEC's sole officer and director resigned from all positions with BEC and the following director and executive officers of BEC were newly appointed:

----------- ----------------- ---- -------- ------------------------------------
Name        Title             Age  Term of  Biography
                                   Office
----------- ----------------- ---- -------- ------------------------------------
Chang Yu    Director and      49   5
            President/CEO/                 Graduated   from   training   school
            Secretary                      majoring   in   Chinese    language.
                                           Department  Director of  Agriculture
                                           Bank of  Heilongjiang  Province from
                                           1974  to  1978  and   professor   of
                                           Chinese   Language   Department   of
                                           Forestry Cadre Management  Institute
                                           from 1978 to 1983. Chairman of Board
                                           of  Directors   of  Harbin   Yinlong
                                           Industry  Co.,  Ltd.  from  1992  to
                                           1994. Chairman of Board of Directors
                                           of Pacific  Dragon  from May 1994 to
                                           the present.
----------- ----------------- ---- -------- ------------------------------------
----------- ----------------- ---- -------- ------------------------------------
Peng Lijun  Chief Financial   63   5        April 1990 - July 1996,  Director of
            Officer                         Auditing    Department   of   Harbin
                                            Institute of Technology. August 1997
                                            -  present,   Chief   Accountant  of
                                            Pacific Dragon.
----------- ----------------- ---- -------- ------------------------------------

There are no family relationships between any director and executive officer.

Item 9.01  Financial Statements and Exhibits


a) Financial Statements of Businesses Acquired.

         The Combined Financial Statements of China Tailong Holdings Company Limited and Pacific Dragon Fertilizers Limited, as of and for the years ended December 31, 2003 and December 31, 2002 (Audited) and for the nine month period ended September 30, 2004 (Unaudited) are attached hereto as Exhibit 99.1 and incorporated herein by this reference.

b) Pro Forma Financials

         The Unaudited Proforma Combined Balance Sheet as of September 30, 2004 and the Unaudited Proforma Combined Statement of Operations for the nine month period ended September 30, 2004 and the Unaudited Proforma Combined Statement of Operations for the year ended December 31, 2003 prepared to give effect to the acquisition of China Tailong Holdings Company Limited are attached hereto as
Exhibit 99.2 and incorporated herein by this reference


c)    Exhibits:

The following exhibits are furnished in accordance with Item 601 of Regulation S-B:

--------------------- ----------------------------------------------------------
    EXHIBIT NO.       DESCRIPTION
--------------------- ----------------------------------------------------------

         2.1* Agreement and Plan of Reorganization, dated as of December 25, 2004, by and among BEC, Tailong Holdings and Tailong Holdings Stockholders.

         4.1* Transfer Agreement, dated as of June 8, 2004, by and among shareholders of Pacific Dragon

         4.2*         Articles of Associations of Tailong Holdings

         4.3*         Articles of Associations of Pacific Dragon

         10.1* Stock Purchase Agreement dated as of February 3, 2005 by and among BEC and the purchasers

         16.1         Letter from accountant dated March 1, 2005

         99.1* Combined Financial statements of China Tailong Holdings Company Limited and Pacific Dragon Fertilizers Limited, as of and for the year ended December 31, 2003 and December 31, 2002 (Audited) and for the nine month period ended September 30, 2004 (Unaudited).

         99.2* Unaudited Proforma Combined Balance Sheet as of September 30, 2004 and the Unaudited Proforma Combined Statement of Operations for the nine month period ended September 30, 2004 and the Unaudited Proforma Combined Statement of Operations for the year ended December 31, 2003 prepared to give effect to the acquisition of China Tailong Holdings Company Limited.

         99.3*        Press Release dated February 3, 2005.



* Previously filed as an exhbit to BEC's Form 8-K dated February 3, 2005 and incorporated by reference.

           Pursuant to the requirements of the Securities and Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereto duly authorized.

Date: March 1, 2005

Basic Empire Corporation
A Delaware Corporation
/s/ Chang Yu
By: Chang Yu
President